Exhibit 99.1

ROMEO POWER ANNOUNCES PRELIMINARY FOURTH QUARTER AND FULL YEAR 2020

FINANCIAL RESULTS AND BUSINESS UPDATE

LOS ANGELES, CA (MARCH 30, 2021) – Romeo Power, Inc. (“Romeo Power” or the “Company”) (NYSE: RMO), an energy technology leader delivering large-scale electrification solutions for complex commercial applications, today announced its preliminary financial results for the fourth quarter and full year ended December 31, 2020.

Fourth Quarter and Full Year 2020 Business Highlights

•	Completed business combination with RMG Acquisition Corp. and related PIPE financing, providing an additional $346 million in net proceeds to fund future growth
•	Signed a multi-year, $234 million agreement with Lion Electric to supply battery modules and packs for Lion’s fleet of electric commercial vehicles
•	Generated revenues of $9.0 million for the full-year 2020
•	Cash or cash equivalents as of December 31, 2020 of $292.4 million
•	Cash paid for capital expenditures for the year ended December 31, 2020 of $1.3 million

Recent Business Updates

•	Signed an MOU with Ecellix to create advanced electrification solutions by combining Ecellix’s ultra-high capacity eCell technology with Romeo Power’s battery packs, modules and battery management system
•	Announced a strategic alliance with Republic Services to collaborate on the development of Romeo Power’s battery technology for use in Republic’s electric garbage trucks
•	Launched a commercial fleet electrification program with Heritage Environmental Services through which Romeo Power expects to electrify 500 Heritage trucks between 2022 and 2025
•	As global demand for raw materials outpaces supply, Romeo Power is subject to a significant shortfall in cell capacity industrywide, and now expects its revenue for 2021 to be in the range of $18-40 million

Management Commentary

“Last year was a pivotal year for Romeo Power, as we completed our merger with RMG Acquisition Corp. in December, strengthened our balance sheet with more than $346 million of new capital and became a public company,” commented Lionel Selwood, Jr., Chief Executive Officer of Romeo Power. “Our team continued to enhance our leading edge battery technology to a point of commercialization, evolving Romeo Power from a late-stage innovator to a commercial enterprise with significant capital inflows. Our achievements over the past year have demonstrated that our highly configurable Hermes module and sophisticated battery pack and battery management systems are the optimal solution for customers that are highly focused on safety, shortened charge times, increasing energy density and range, while maximizing profit per mile, and we are pleased with the commercial engagements signed to date.

Our public listing has raised Romeo Power’s profile and afforded us the resources to continue investing in our business as we methodically establish long-term, multi-year partnerships in the commercial vehicle sector. A notable win in the fourth quarter was our multi-year, $234 million production contract with Lion Electric. Our commercial momentum has continued throughout the first quarter. In January, we announced a program with Heritage Environmental Services, through which Romeo Power expects to electrify 500 battery electric vehicles purchased by Heritage and its affiliates between 2022 and 2025, and a Strategic Alliance Agreement with Republic Services to collaborate on the development of Romeo Power’s battery technology for use in Republic’s electric garbage trucks. We look forward to evolving these partnerships over the course of 2021.

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Regarding our 2021 outlook, we expect that our near term production and revenues will be constrained by the shortage in supply of battery cells. As the electric vehicle industry has experienced massive acceleration in recent months, the demand for raw materials and cells has outpaced supply. We expect that this cell shortage will result in Romeo Power’s full year 2021 revenues being materially lower than originally projected. While frustrated, by this delay in bringing our solutions to market, we are working diligently with our preferred cell supply partners to secure allocation and continuous cell innovation for the near-intermediate and longer-term. However, Romeo Power’s long-term demand outlook remains strong and we do not expect short-term cell constraints to affect our committed order backlog.

Our dialogue with new prospective customers remains active and healthy. We remain committed to our current strategy and the work Romeo Power’s team has done over the last four years to build a strong foundation, develop leading technology solutions and commercialize and secure committed orders is beginning to produce notable results. By delivering superior vehicle range and fast charge capability, to complement leading safety and configurability, we believe Romeo Power remains well positioned to navigate current market headwinds and execute our long-term strategy.”

2021 Outlook

As global electrification of the powertrain has hit an inflection point, the industry is experiencing a massive acceleration in growth and the demand for raw materials is outpacing supply. Romeo Power is currently subject to these supply constraints and, as a result of the significant shortfall in battery cell capacity industrywide, Romeo Power now expects its revenue for 2021 to be in the range of $18-40 million. The Company is currently pursuing extensive discussions with several preferred providers regarding establishing long-term cell supply agreements. Romeo Power remains focused on procuring cells that have met its rigorous cell supply validation processes, as this is critical to ensuring that the Company can deliver a safer and better product with higher energy density and superior fast charge capability relative to the competition. Romeo Power’s commercial and strategic priorities remain unchanged and the current cell shortage is not expected to affect the Company’s contracted order backlog.

Annual Report

Romeo Power also announced today that due to uncertainty regarding the accounting treatment for its public and private warrants it will not file its Annual Report on Form 10-K tomorrow, and will file a Form 12b-25 with the Securities and Exchange Commission. As a result, the numbers presented here are currently preliminary and unaudited.

Conference Call Information

Romeo Power will host a conference call at 2:00 p.m. U.S. Pacific Time (5:00 p.m. U.S. Eastern Time) today, March 30, 2021. Participating on the call will be Lionel Selwood, Jr., President and Chief Executive Officer, and Lauren Webb, Chief Financial Officer, of Romeo Power. To access the conference call, parties should visit the events section of the Investor Relations website at https://investors.romeopower.com/. A recording of the webcast will also be available following the conference call.

Forward Looking Statements

Certain statements in this press release may constitute “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, including, without limitation, express or implied statements concerning the Company’s expectations regarding its future financial performance, revenues and capital expenditures, the Company’s expectations with respect to backlog and demand for its products, the magnitude and timing of future contracts, and the availability and pricing of battery cells, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Romeo Power’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: Romeo Power’s ability to execute on its plans to develop and market new products and the timing of these development programs; Romeo Power’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Romeo Power’s products; the success of other competing technologies that may become available; Romeo Power’s ability to identify and integrate acquisitions; the performance of Romeo Power’s products and customers; potential litigation involving Romeo Power; demand for battery cells and supply shortages; the potential effects of COVID-19; and general economic and market conditions impacting demand for Romeo Power’s products. You should carefully consider the foregoing factors and the other risks and uncertainties described in the Company’s filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from those implied by our forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Romeo Power undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Note Regarding Use of Non-GAAP Financial Measures

This press release contains non-GAAP financial measures, including EBITDA and Adjusted EBITDA. “EBITDA” is defined as earnings before interest income and expense, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” has been calculated using EBITDA adjusted for losses on the extinguishment of debt, stock-based compensation, settlement of certain legal matters, and forgiveness of a portion of stockholder notes receivable. The Company believes that both EBITDA and Adjusted EBITDA provide additional information for investors to use in (1) evaluating our ongoing operating results and trends and (2) comparing our financial performance with those of comparable companies, which may disclose similar non-GAAP financial measures to investors. These non-GAAP measures provide investors with incremental information for the evaluation of our performance after isolation of certain items deemed unrelated to our core business operations. EBITDA and Adjusted EBITDA are presented as supplemental measures to our GAAP measures of performance. When evaluating EBITDA and Adjusted EBITDA, you should be aware that we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Furthermore, our computation of Adjusted EBITDA may not be directly comparable to similarly titled measures computed by other companies, as the nature of the adjustments that other companies may include or exclude when calculating Adjusted EBITDA may differ from the adjustments reflected in our measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation, nor should these measures be viewed as a substitute for the most directly comparable GAAP measure, which is net loss. As appropriate, the most directly comparable GAAP financial measures and information reconciling these non-GAAP financial measures to the Company’s financial results prepared in accordance with GAAP are included in this press release.

About Romeo Power, Inc.

Founded in 2016 and headquartered in Los Angeles, California, Romeo Power (NYSE: RMO) is an energy technology leader delivering large-scale electrification solutions for complex commercial applications. The Company’s suite of advanced hardware, combined with its innovative battery management system, delivers the safety, performance, reliability and configurability its customers need to succeed. Romeo Power's 113,000 square-foot manufacturing facility brings its flexible design and development process in-house to pack the most energy dense modules on the market. To keep up with everything Romeo Power, please follow the Company on social @romeopowerinc or visit https://romeopower.com.

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Financial Statements

Romeo Power

Unaudited Consolidated Statement of Operations

(Dollar amount in thousands, except share and per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2020	2019	2020	2019
REVENUES:
Product revenues	$813	$1,750	$2,910	$4,847
Service revenues	2,720	614	2,922	1,665
Related party service revenues	1,115	767	3,142	1,976
Total revenues	4,648	3,131	8,974	8,488

COST OF REVENUES:
Product cost	4,815	3,924	9,997	12,703
Service cost	4,418	2,009	5,337	2,877
Related party service cost	881	629	2,631	1,657
Total cost of revenues	10,114	6,562	17,965	17,237
GROSS LOSS	(5,466)	(3,431)	(8,991)	(8,749)

OPERATING EXPENSES:
Research and development	2,782	1,545	7,995	11,242
Selling, general, and administrative	7,035	2,685	17,338	13,890
Legal settlement expense	-	4,586	-	4,586
Total operating expenses	9,817	8,816	25,333	29,718
Operating loss	(15,283)	(12,247)	(34,324)	(38,467)
INTEREST EXPENSE	(328)	(106)	(1,111)	(10,954)
INTEREST INCOME	-	3	-	269
LOSS ON EXTINGUISHMENT OF DEBT	-	-	-	(9,181)
OTHER EXPENSE	(2,254)	-	(3,868)	-
Net Loss before Income Taxes and Loss on Equity Method Investments	(17,865)	(12,350)	(39,303)	(58,333)
Loss on Equity Method Investments	(1,208)	(851)	(2,480)	(1,520)
Income Tax Expense	(2)	-	(2)	(1)
Net loss	$(19,075)	$(13,201)	$(41,785)	$(59,854)

NET LOSS PER COMMON SHARE
Basic	$(0.24)	$(0.18)	$(0.54)	$(1.02)
Diluted	$(0.24)	$(0.18)	$(0.54)	$(1.02)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	80,263,702	74,745,896	77,741,339	58,793,480
Diluted	80,263,702	74,745,896	77,741,339	58,793,480

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Romeo Power

Unaudited Consolidated Balance Sheets

(Dollar amount in thousands)

	As of December 31,
	2020	2019
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$292,442	$429
Accounts receivable—net of allowance for expected credit loss (2020—$238; 2019—$238)	841	307
Inventories—net	4,937	6,670
Insurance receivable	6,000	6,000
Prepaid expenses	1,269	1,616
Total current assets	305,489	15,022

RESTRICTED CASH	1,500	1,500
PROPERTY, PLANT AND EQUIPMENT—Net	5,484	6,573
EQUITY METHOD INVESTMENTS	35,000	2,480
OPERATING RIGHT-OF-USE LEASE ASSETS	5,469	5,707
OTHER NONCURRENT ASSETS	3,100	1,296
TOTAL ASSETS	356,042	32,578

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	2,900	5,811
Accrued expenses	2,844	1,197
Contract liabilities	815	289
Current maturities of long-term debt	2,260	5,000
Current maturities of long-term debt to related parties	-	100
Operating lease liabilities—current	853	851
Legal settlement payable	6,000	6,000
Other current liabilities	383	315
Total current liabilities	16,055	19,563

COMMITMENTS AND CONTINGENCIES (Note 17)
LONG-TERM DEBT—Net of current portion	1,082	5,225
OPERATING LEASE LIABILITIES—Noncurrent	4,723	4,949
OTHER NONCURRENT LIABILITIES	17	268
Total liabilities	21,877	30,005

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock ($0.0001 par value, 250,000,000 shares authorized, 126,911,861 shares issued and outstanding at December 31, 2020 and 250,000,000 shares authorized, 74,449,847 shares issued and outstanding at December 31, 2019)	12	7
Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding at December 31, 2020 and 1,000,000 shares authorized, no shares issued and outstanding at December 21, 2019)	-	-
Notes receivable from stockholders	-	(9,175)
Additional paid-in capital	545,764	181,567
Accumulated deficit	(211,611)	(169,826)
Total stockholders’ equity (deficit)	334,165	2,573
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$356,042	$32,578

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Romeo Power

Unaudited Consolidated Statement of Cash Flows

(Dollar amount in thousands)

	Years Ended December 31,
	2020	2019
Cash flows from operating activities:
Net income (loss)	$(41,785)	$(59,854)
Adjustments to reconcile net loss to net cash used for operating activities:
Depreciation and amortization	1,988	1,871
Stock-based compensation	3,567	1,566
Inventory provision	3,105	1,743
Loss on extinguishment of debt	-	9,181
Interest expense attributable to amortization of debt discount	-	5,585
Loss on equity method investment	2,480	1,520
Non-cash lease expense—operating leases	238	213
Non-cash lease expense—finance leases	283	(15)
Loss on extinguishment of stockholder note receivable	3,868	-
Changes in assets and liabilities:
Accounts receivable	(534)	(249)
Inventories	(1,372)	(2,570)
Prepaid expenses	(1,685)	(1,428)
Accounts payable	(2,556)	(2,130)
Interest accrued on notes payable	468	455
Accrued expenses	1,739	(1,768)
Contract liabilities	526	(898)
Operating lease liabilities	(224)	(180)
Other—net	15	(6)
Net cash used for operating activities	(29,879)	(46,964)

INVESTING ACTIVITIES:
Capital expenditures	(1,325)	(1,099)
Equity method investment	(35,000)	-
Other—net	-	(72)
Net cash used for investing activities	(36,325)	(1,171)

FINANCING ACTIVITIES:
Issuance of convertible notes	1,924	5,450
Issuance of term notes	6,475	19,000
Proceeds from PPP loan	3,300	-
Proceeds from stockholder note receivable	5,307	-
Repayment of term notes	(11,575)	(25,624)
Issuance of line of credit	-	32,000
Repayment of line of credit	-	(32,000)
Redemption of common stock	-	(8,136)
Issuance of common stock, net of issuance costs	5,027	56,639
Recapitalization transaction, net of transaction costs (See Note 3)	345,831	-
Exercise of stock options	110	41
Exercise of stock warrants	2,102	2,565
Payment for financed capital expenditures	-	(187)
Principal portion of finance lease liabilities	(284)	(31)
Rescission of common stock	-	(1,164)
Net cash provided by financing activities	$358,217	$48,553

NET CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	$292,013	$418
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH —Beginning of period	1,929	1,511
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH—End of period	$293,942	$1,929

RECONCILIATION OF CASH, CASH EQUIVALENTS, AND RESTRICTED CASH TO THE CONSOLIDATED BALANCE SHEETS:
Cash and cash equivalents	$292,442	$429
Restricted cash	1,500	1,500
Total cash, cash equivalents, and restricted cash	$293,942	$1,929

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$595	$4,486
Cash paid for income taxes	$2	$1

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Romeo Power

Supplemental Disclosures of Non-Cash Investing and Financing Activities

(Dollar amount in thousands)

SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Purchases of property, plant and equipment in accounts payable at year end	$583	$1,030
Conversion of promissory notes and accrued interest to common stock	$7,709	$31,846
Allocation of debt proceeds to beneficial conversion feature	$-	$329
Allocation of debt proceeds to stock warrants	$-	$2,047
Exercise of warrants in exchange for note receivable	$-	$9,123
Investment in Joint Venture	$-	$4,000
Reverse recapitalization effect on additional paid-in capital	$(145)	$-
Issuance of common stock	$-	$4,000
Transaction costs included in accounts payable and accrued expenses	$172	$-

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Reconciliation of Net Loss to Adjusted EBITDA

(Dollar amount in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2020	2019	2020	2019
Net loss	(19,075)	(13,201)	(41,785)	(59,854)
Interest expense	328	106	1,111	10,954
Interest income	-	(3)	-	(269)
Income tax expense	2	-	2	1
Depreciation and amortization expense	-	484	1,988	1,871
EBITDA	$(18,745)	$(12,614)	$(38,684)	$(47,297)
Loss on debt extinguishment	-	-	-	9,181
Stock-based compensation	-	617	3,567	1,566
Settlement for certain legal matters	-	4,586	-	4,586
Forgiveness of portion of stockholder notes receivable	2,254	-	3,868	-
Adjusted EBITDA	$(16,491)	$(7,411)	$(31,249)	$(31,964)

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Contacts:

Romeo Power

For Investors

ICR, Inc.

RomeoPowerIR@icrinc.com

For Media

ICR, Inc.

RomeoPowerPR@icrinc.com

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